
    As filed with the Securities and Exchange Commission on November 3, 1998

                                                    Registration No. 333-65801
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                 Amendment No. 1
                                       to
                                    FORM S-4

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -------------------

                             COMMERCE BANCORP, INC.
             (Exact name of registrant as specified in its charter)
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
           New Jersey                                6712                                22-2433468
 ------------------------------           ---------------------------        ----------------------------------
(State or other jurisdiction of          (Primary Standard Industrial       (I.R.S. Employer Identification No.)
 incorporation or organization)           Classification Code Number)

                                 Commerce Atrium
                               1701 Route 70 East
                       Cherry Hill, New Jersey 08034-5400
                                 (609) 751-9000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                     Thomas J. Sukay, Senior Vice President
                                 Commerce Atrium
                               1701 Route 70 East
                       Cherry Hill, New Jersey 08034-5400
                                 (609) 751-9000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

  Lawrence R. Wiseman, Esquire                    Michael W. Zelenty, Esquire
Blank Rome Comisky & McCauley LLP                Pitney, Hardin, Kipp & Szuch
        One Logan Square                               P.O. Box 1945
     Philadelphia, PA 19103                       Morristown, NJ 07962-1945
         (215) 569-5500                                (973) 966-8125
                              --------------------

         Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

         If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box, and list Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.  Indemnification of Directors and Officers
          -----------------------------------------

     Section 14A:3-5 of the NJBCA provides, in substance, that New Jersey corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     Article VI of CBH's By-laws provides for indemnification to the fullest extent permitted by Section 14A:3-5. Reference is made to the By-laws of CBH filed as Exhibit 3.3 hereto.

Item 21.  Exhibits
          --------

     (a)  Exhibits

        Exhibit                            Description
          No.
       ---------   ------------------------------------------------------------
        2.1 (1)    Agreement and Plan of Reorganization, dated as of August 12,
                   1998, by and between Commerce Bancorp, Inc. and Community
                   First Banking Company (attached as Annex "A" to the Proxy
                   Statement-Prospectus). The Schedules to this agreement are not filed as an exhibit hereto pursuant to Regulation S-K,
                   Item 601(b)(2); however, the Registrant will furnish a copy of these Schedules to the SEC upon its request.

        2.2 (1) Agreement and Plan of Merger, dated as of August 12, 1998, by and between Commerce Bancorp, Inc. and Community First Banking Company (attached as Annex "B" to the Proxy Statement-Prospectus).

        3.1 (2) Restated Certificate of Incorporation of Commerce Bancorp, Inc., as amended.

        3.2 (3)    By-laws of Commerce Bancorp, Inc., as amended.

        5.1        Opinion of Blank Rome Comisky & McCauley LLP.

       23.1 (1)    Consent of Ernst & Young LLP.

       23.2 (1)    Consent of Arthur Andersen LLP.

       23.3 Consent of Blank Rome Comisky & McCauley LLP (to be included in Opinion to be filed as Exhibits 5.1).

       23.4 (1)    Consent of Berwind Financial, L.P.

       24.1 (1) Powers of Attorney of certain signatories (included on signature page).

        Exhibit                            Description
          No.
       ---------   ------------------------------------------------------------
       99.1 (1)    Form of Proxy of Community First Banking Company



------------------------
     (1)  Previously filed.

     (2) Incorporated by reference from CBH's Registration Statement on Form S-2 and Amendments Nos. 1 and 2 thereto (Registration No. 33-62702).

     (3) Incorporated by reference from CBH's Registration Statement on Form S-4 (Registration No. 333-10771).

Item 22.  Undertakings
          ------------

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which any offers or sales are being made, a post-effective amendment to the Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any other material change to such information in the Registration Statement.

              Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities being offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (g)(1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (g)(2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (g)(1) immediately preceding or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of CBH pursuant to the foregoing provisions, or otherwise, CBH has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by CBH of expenses incurred or paid by a director, officer or controlling person of CBH in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, CBH will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one (1) business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

     The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Cherry Hill, New Jersey, on this 3rd day of November 1998.

                                         COMMERCE BANCORP, INC.



                                         By: /s/  VERNON W. HILL, II
                                            -----------------------------------
                                            VERNON W. HILL, II
                                            Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                   SIGNATURE                              CAPACITY                                  DATE
      ----------------------------------    ----------------------------------            -----------------------

      /s/  VERNON W. HILL, II                 Chairman of the Board, President                November 3, 1998
      ----------------------------------      and Director (Principal
      VERNON W. HILL, II                      Executive Officer)



      /s/ C. EDWARD JORDAN, JR.               Executive Vice President and                    November 3, 1998
      ----------------------------------      Director (Principal Financial
      C. EDWARD JORDAN, JR.                   and Accounting Officer)


      *
      ----------------------------------      Secretary and Director                          November 3, 1998
      ROBERT C. BECK


      *                                       Director                                        November 3, 1998
      ----------------------------------
      DAVID BAIRD, IV


      *
      ----------------------------------      Director                                        November 3, 1998
      JACK R BERSHAD

      *
      ----------------------------------      Director                                        November 3, 1998
      MORTON N. KERR

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                                      II-5

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
                   SIGNATURE                              CAPACITY                                  DATE
      ----------------------------------    ----------------------------------            -----------------------



      ----------------------------------      Director
      STEVEN M. LEWIS

      *
      ----------------------------------      Director                                        November 3, 1998
      DANIEL J. RAGONE

      *
      ----------------------------------      Director                                        November 3, 1998
      WILLIAM A. SCHWARTZ, JR.


      ----------------------------------      Director
      JOSEPH T. TARQUINI, JR.


      ----------------------------------      Director
      JOSEPH BUCKELEW




      ----------------------------------      Director
      FRANK C. VIDEON, SR.




      *By: /s/  C. EDWARD JORDAN, JR.
           -----------------------------
           C. EDWARD JORDAN, JR.
           Attorney-in-Fact

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                                      II-6